Prepared by:
Quinton B. Callahan, VSB # 81357
Clark & Bradshaw, PC
92 N. Liberty Street
Harrisonburg, VA 22802
(540) 433-2601
20-176/clm

Consideration: N/A

Actual Value: N/A

Tax Map Numbers: 7900-75-7124; 7900-85-4339; 7900-75-4315
Exemption Code: 58.1-803(D)
Recording taxes paid on $575,000.00 in DB 1366 Pg. 1878-1892.

Title Insurance Underwriter insuring this instrument is unknown

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MODIFICATION AND SUPPLEMENTAL DEED OF TRUST

This MODIFICATION AND SUPPLEMENTAL DEED OF TRUST, made this 27th day of March, 2020, by and between SMITH-MIDLAND CORPORATION, a Virginia corporation ("Smith-Midland") ("Grantor or Trustor") and SUMMIT COMMUNITY BANK, a West Virginia banking corporation ("Note Holder or Lender"), RONALD F. MILLER and DENNIS L. SNYDER (the "Trustees") and SUMMIT COMMUNITY BANK, a West Virginia banking corporation ("Summit"), collectively the Note Holder, Trustees and Summit, are known as "Grantees or Beneficiary".

RECITALS

A. Note Holder currently has existing loan relationship with Grantor.

B. Grantor and Note Holder desire to refinance the existing indebtedness with New Promissory Notes and to modify the Credit Line Deed of Trust as set forth herein.

C. Grantor and Note Holder have previously entered into and recorded the following documents:

1. A Credit Line Deed of Trust dated April 20, 2011, recorded in the Clerk's Office of the Circuit Court of Fauquier County, Virginia ("Clerk's Office"), in Deed Book 1366, Page 1878-1892 ("CLDOT"), WHEREIN the Grantor conveyed the real property located in Fauquier County, Virginia, being described in said

CLDOT to secure an indebtedness in the principal sum of $575,000.00 to Ronald F. Miller and Dennis L. Snyder, Trustees.

D. Grantor is executing a new Promissory Note (Note #8002206), in the amount of $2,701,404.00, dated on or about March 27, 2020.

E. Grantor and Note Holder agree to a supplemental increase of $552,000.00 in the Deed of Trust.

F. Grantor and Note Holder agree the amount of the indebtedness secured by CLDOT is $1,127,000.00.

NOW THEREFORE, in consideration of one dollar and other valuable consideration paid by each party to the other, receipt acknowledged, Grantor hereby grants and conveys unto Ronald F. Miller and Dennis L. Snyder, Trustees, with General Warranty and English Covenants of Title, subject to all covenants, easements, restrictions and stipulations of record, the Real Property described on **Exhibit A** which is attached hereto which is owned by Smith-Midland Corporation, the Grantor, (the "Property) in trust, as provided in the CLDOT above referenced as set forth on Exhibit A is pledged to secure all indebtedness payable to the Note Holder, under any Promissory Note, Contract, Guaranty or other evidence of any debt existing now or executed after this Modification and Supplement Agreement Deed of Trust, whether or not this instrument is specifically referenced.

1. Grantor executes this Modification and Supplement Agreement Deed of Trust to acknowledge and reaffirm all indebtedness.

2. Grantor executes this Modification and Supplement Agreement Deed of Trust to acknowledge the indebtedness secured by the CLDOT in the amount of $1,127,000.00.

3. Grantor represents and warrants that there are no existing and/or asserted (nor any basis for any unasserted) claims, counterclaims, defenses, personal or otherwise, or rights of setoff whatsoever between the parties which occurred prior to the date of execution of this Agreement and Grantor expressly waives and relinquishes any such claims, counterclaims, defenses or rights of setoff.

4. Note Holder joins in this instrument to represent and confirm to the parties hereto that it is the present and sole legal holder of the Note and to consent to the terms and conditions of this Modification and Supplement to the Deed of Trust.

5. The Trustee joins in the execution of this Modification and Supplement Agreement at the request of and with the consent of the Note Holder.

6. This Agreement is a Modification and Supplemental Deed of Trust and not a novation.

7. All other terms, covenants and conditions of the CLDOT and Notes shall remain in full force and effect and unchanged and are hereby reaffirmed and ratified by Grantor.

IN WITNESS WHEREOF, Grantor has executed this Modification and Supplemental Deed of Trust as of the day and year first above written.

SMITH-MIDLAND CORPORATION
a Virginia corporation

By: [signature]
Ashley B. Smith, President/CEO

Commonwealth of Virginia,
City/County Of: Fauquier, to-wit:

The foregoing Modification and Supplemental Deed of Trust was acknowledged before me in the aforesaid jurisdiction this 27th day of March, 2020, by Smith-Midland Corporation, a Virginia corporation, by Ashley B. Smith, President/CEO, on behalf of the Company.

My Commission Expires: 5/31/2021

[signature]
Notary Public

BRITTANY NICOLE MESSICH
REG NO 7744978
NOTARY PUBLIC
EXPIRE 05/31/2021
COMMONWEALTH OF VIRGINIA

SUMMIT COMMUNITY BANK
a West Virginia banking corporation

Date: 3/27/20

By: Dennis L Snyder
Dennis Snyder, Market President

Commonwealth of Virginia,
City/~~County~~ Of: Harrisonburg, to-wit:

The foregoing Modification Deed of Trust was acknowledged before me in the aforesaid jurisdiction this 27 day of March, 2020, by Summit Community Bank, a West Virginia corporation, by Dennis L Snyder, Market President, on behalf of the Company.

My Commission Expires: March 31, 2022

CHERYL C. STOEHR
NOTARY PUBLIC
REGISTRATION # 7036378
COMMONWEALTH OF VIRGINIA

Cheryl C Stoehr
Notary Public

Date: 3/27/20

By: Dennis L. Snyder
Dennis Snyder, Trustee

Commonwealth of Virginia,
City/~~County~~ Of: Harrisonburg, to-wit:

The foregoing Modification Deed of Trust was acknowledged before me in the aforesaid jurisdiction this 27 day of March, 2020, by Dennis L. Snyder, Trustee

My Commission Expires: March 31, 2022

CHERYL C. STOEHR
NOTARY PUBLIC
REGISTRATION # 7036378
COMMONWEALTH OF VIRGINIA

Cheryl C Stoehr
Notary Public